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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (date of earliest event reported):
                               December 10, 1998



                             MAC-GRAY CORPORATION
            (Exact name of Registrant as specified in its charter)



           Delaware                011-13495              04-3361982
 (State or other jurisdiction    (Commission           (I.R.S. Employer
       of incorporation)         File Number)         Identification No.)



                     22 Water Street, Cambridge, MA 02141
             (Address of principal executive offices and zip code)


                                (617) 492-4040
             (Registrant's telephone number, including area code)
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Item 5.       Other Events
-------       ------------

     On December 10, 1998, the Registrant issued the press release attached as
Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
-------       ------------------------------------------------------------------

     (c)      Exhibits

Exhibit No.   Description
-----------   -----------

99.1 Press release announcing that Mac-Gray Corporation will repurchase 600,000 shares of its redeemable common stock in January 1999.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 1998        MAC-GRAY CORPORATION


                                By:  /s/ Stewart G. MacDonald, Jr.
                                ----------------------------------------------
                                     Stewart G. MacDonald, Jr.
                                     Chairman and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press release announcing that Mac-Gray Corporation will repurchase 600,000 shares of its redeemable common stock in January 1999.

                                       4